Exhibit 99(a)

LETTER OF TRANSMITTAL

GREIF, INC.

OFFER TO EXCHANGE ALL

7 3/4% SENIOR NOTES
DUE 2019
OF
GREIF, INC.

THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON          , 2009, UNLESS EXTENDED (THE “EXPIRATION DATE”). TENDERS OF EXISTING NOTES MAY BE WITHDRAWN AT ANY TIME PRIOR TO 5:00 P.M. ON THE EXPIRATION DATE.

By Registered or Certified Mail, Hand Delivery or by Overnight Courier:

U.S. Bank National Association
60 Livingston Avenue, 2nd Floor
St. Paul, Minnesota 55017

Attention: Specialized Finance
Telephone: (800) 934-6802
Facsimile: (651) 495-8158

DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN THE ONE LISTED ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

DO NOT DELIVER THIS LETTER OF TRANSMITTAL TO GREIF, INC.

HOLDERS WHO WISH TO BE ELIGIBLE TO RECEIVE EXCHANGE NOTES FOR THEIR ORIGINAL NOTES PURSUANT TO THE EXCHANGE OFFER MUST VALIDLY TENDER (AND NOT WITHDRAW) THEIR ORIGINAL NOTES TO THE EXCHANGE AGENT PRIOR TO THE EXPIRATION DATE.

The undersigned acknowledges receipt of the Prospectus, dated          , 2009 (the “Prospectus”), of Greif, Inc. (the “Company”) and this Letter of Transmittal (the “Letter of Transmittal”), which together constitute the Company’s Offer to Exchange (the “Exchange Offer”) $1,000 principal amount of its 7 3/4% Senior Notes Due 2019 (the “Exchange Notes”), which have been registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to a Registration Statement of which the Prospectus is a part, for each $1,000 principal amount of its outstanding 7 3/4% Senior Notes Due 2019 (the “Original Notes”), of which $250,000,000 aggregate principal amount is outstanding, upon the terms and conditions set forth in the Prospectus. Other capitalized terms used but not defined herein have the meaning given to them in the Prospectus.

For each Original Note accepted for exchange, the Holder of such Original Note will receive an Exchange Note having a principal amount equal to that of the surrendered Original Note. Interest on the Exchange Notes will accrue from the last interest payment date on which interest was paid on the Original Notes surrendered in exchange therefor or, if no interest has been paid on the Original Notes, from the date of original issue of the Original Notes. Holders of Original Notes accepted for exchange will be deemed to have waived the right to receive any other payments or accrued interest on the Original Notes. The Company reserves the right, at any time or from time to time, to extend the Exchange Offer, at its discretion, in which event the term “Expiration Date” shall mean the latest time and date to which the Exchange Offer is extended. The Company shall notify Holders of the Original Notes of any extension by means of a press release or other public announcement prior to 9:00 a.m., New York City time, on the next business day after the previously scheduled Expiration Date.

This Letter of Transmittal is to be used by Holders if: (i) certificates representing Original Notes are to be physically delivered to the Exchange Agent herewith by Holders; (ii) tender of Original Notes is to be made by book-entry transfer to the Exchange Agent’s account at The Depository Trust Company (“DTC”), pursuant to the procedures set forth in the Prospectus under “The Exchange Offer — Procedures for Tendering” by any financial institution that is a participant in DTC and whose name appears on a security position listing as the owner of Original Notes; or (iii) tender of Original Notes is to be made according to the guaranteed delivery procedures set forth in the Prospectus under “The Exchange Offer — Guaranteed Delivery Procedures.” DELIVERY OF DOCUMENTS TO DTC DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

The term “Holder” with respect to the Exchange Offer means any person: (i) in whose name Original Notes are registered on the books of the Company or any other person who has obtained a properly completed bond power from the registered Holder; or (ii) whose Original Notes are held of record by DTC who desires to deliver such Original Notes by book-entry transfer at DTC. The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.

The instructions included with this Letter of Transmittal must be followed. Questions and requests for assistance or for additional copies of the Prospectus, this Letter of Transmittal and the Notice of Guaranteed Delivery may be directed to the Exchange Agent. See Instruction 11 herein.

HOLDERS WHO WISH TO ACCEPT THE EXCHANGE OFFER AND TENDER THEIR ORIGINAL NOTES MUST COMPLETE THIS LETTER OF TRANSMITTAL IN ITS ENTIRETY. PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL CAREFULLY BEFORE CHECKING ANY BOX BELOW.

BOX 1-DESCRIPTION OF 7 3/4% SENIOR NOTES DUE 2019 (ORIGINAL NOTES)
Aggregate Principal
		Amount	Principal Amount
Name(s) and Address(es) of Registered Holder(s)	Certificate	Represented by	Tendered
(Please Fill in, if Blank)	Number(s)*	Certificate(s)	(If Less than All)**

Total

* Need not be completed by Holders tendering by book-entry transfer.
** Unless indicated in the column labeled “Principal Amount Tendered,” any tendering Holder of Original Notes will be deemed to have tendered the entire aggregate principal amount represented by the column labeled “Aggregate Principal Amount Represented by Certificate(s).” If the space provided above is inadequate, list the certificate numbers and principal amounts on a separate signed schedule and affix the list to this Letter of Transmittal.

The minimum permitted tender is $1,000 in principal amount of Original Notes. All other tenders must be integral multiples of $1,000.

BOX 2
SPECIAL PAYMENT INSTRUCTIONS
(See Instructions 4, 5 and 6)

To be completed ONLY if certificates for Original Notes in a principal amount not tendered or not accepted for exchange, or Exchange Notes issued in exchange for Original Notes accepted for exchange, are to be issued in the name of someone other than the undersigned, or if the Original Notes tendered by book-entry transfer that are not accepted for exchange are to be credited to an account maintained by DTC.

Issue certificate(s) to:

Name:
(Please Print)

Address:

(Include Zip Code)

(Tax Identification or Social Security No.)

BOX 3
SPECIAL DELIVERY INSTRUCTIONS
(See Instructions 4, 5 and 6)

To be completed ONLY if certificates for Original Notes in a principal amount not tendered or not accepted for exchange, are to be sent to someone other than the undersigned, or to the undersigned at an address other than that shown above.

Return mail to:

Name:
(Please Print)

Address:

(Include Zip Code)

(Tax Identification or Social Security No.)

☐	Check here if tendered Original Notes are being delivered by book-entry transfer to the Exchange Agent’s account at DTC and complete the following:

Name of Tendering Institution:

DTC Book-Entry Account:

Transaction Code No.:

☐	Check here if tendered Original Notes are being delivered pursuant to a notice of guaranteed delivery previously sent to the Exchange Agent and complete the following:

Name (s) of Registered Holder (s):

Window Ticket Number (if any):

Date of Execution of Notice of Guaranteed Delivery:

If delivered by book-entry transfer, complete the following:

Account Number:	Transaction Code Number:

☐	Check here if you are a broker-dealer and wish to receive 10 additional copies of the Prospectus and 10 copies of any amendments or supplements thereto.

Name:

Address:

☐	Check here if you are a broker-dealer and are receiving Exchange Notes for your own account in exchange for Original Notes that were acquired as a result of market making activities or other trading activities.

Name:

Address:

Ladies and Gentlemen:

Subject to the terms and conditions of the Exchange Offer, the undersigned hereby tenders to the Company the principal amount of Original Notes indicated above. Subject to and effective upon the acceptance for exchange of the principal amount of Original Notes tendered in accordance with this Letter of Transmittal, the undersigned sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to the Original Notes tendered hereby. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent its agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as the agent of the Company and as Trustee under the indenture (as described in the Prospectus under “Description of Notes”) for the Original Notes and Exchange Notes) with respect to the tendered Original Notes with full power of substitution to (i) deliver certificates for such Original Notes to the Company, or transfer ownership of such Original Notes on the account books maintained by DTC and deliver all accompanying evidence of transfer and authenticity to, or upon the order of, the Company and (ii) present such Original Notes for transfer on the books of the Company and receive all benefits and otherwise exercise all rights of beneficial ownership of such Original Notes, all in accordance with the terms and subject to the conditions of the Exchange Offer. The power of attorney granted in this paragraph shall be deemed irrevocable and coupled with an interest.

The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Original Notes tendered hereby and that the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim, when the same are acquired by the Company. The undersigned hereby further represents that any Exchange Notes acquired in exchange for Original Notes tendered hereby will have been acquired in the ordinary course of business of the Holder receiving such Exchange Notes, whether or not such person is the Holder, that neither the Holder nor any such other person has any arrangement or understanding with any person to participate in the distribution of such Exchange Notes and that neither the Holder nor any such other person is an “affiliate,” as defined in Rule 405 under the Securities Act, of the Company or any of its subsidiaries.

The undersigned is aware that if the undersigned is participating in the Exchange Offer for the purpose of participating in a distribution of Exchange Notes to be acquired in the Exchange Offer, the undersigned (1) cannot rely on the position of the staff of the Securities and Exchange Commission (the “Commission”) enunciated in Exxon Capital Holdings Corporation and interpretive letters of similar effect, and (2) must comply with the registration and prospectus delivery requirements of the Securities Act in connection with a secondary resale transaction. The undersigned also is aware that any broker-dealer who holds Original Notes for its own account as a result of market making activities or other trading activities and who receives Exchange Notes in exchange for Original Notes as a result of the Exchange Offer may be a statutory underwriter and must therefore deliver a prospectus meeting the requirements of the Securities Act in connection with the resale of those Exchange Notes. However, a broker-dealer will not, by delivering a prospectus, be deemed to admit it is an “underwriter” within the meaning of the Securities Act.

If the undersigned is a broker-dealer holding Original Notes acquired for its own account as a result of market-making or other trading activities, the undersigned is aware that it may participate in the Exchange Offer so long as the undersigned has not entered into any arrangement or understanding with either the Company or its affiliates to distribute the Exchange Notes.

The undersigned also acknowledges that this Exchange Offer is being made based on certain interpretations issued by the staff of the Commission to third parties in unrelated transactions. Based on those interpretations, the Company believes that the Exchange Notes issued in exchange for the Original Notes pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by holders thereof (other than any such holder that is an “affiliate” of the Company within the meaning of Rule 405 under the Securities Act), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such Exchange Notes are acquired in the ordinary course of such holders’ business and such holders have no arrangements or understandings with any person to participate in the distribution of such Exchange Notes. If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Exchange Notes. If the undersigned is a broker-dealer holding original Notes acquired for its own account as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of the Exchange Notes received in respect of the Original Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act.

The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the assignment, transfer and purchase of the Original Notes tendered hereby. All authority conferred or agreed to be conferred by this Letter of Transmittal shall survive the death, incapacity or dissolution of the undersigned and every obligation of the undersigned under this Letter of Transmittal shall be binding upon the undersigned’s heirs, personal representatives, successors and assigns, trustees in bankruptcy or other legal representatives of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in “The Exchange Offer-Withdrawal of Tenders” section of the Prospectus.

For purposes of the Exchange Offer, the Company shall be deemed to have accepted validly tendered Original Notes when, as and if the Company has given oral or written notice thereof to the Exchange Agent.

If, for any reason, any tendered Original Notes are not accepted for exchange pursuant to the Exchange Offer for any reason, certificates for any such unaccepted Original Notes will be returned (except as noted below with respect to tenders through DTC), without expense, to the undersigned at the address shown below or at a different address as may be indicated under “Special Delivery Instructions” as promptly as practicable after the Expiration Date.

The undersigned acknowledges that tenders of Original Notes pursuant to the procedures described under the caption “The Exchange Offer-Procedures for Tendering” in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer.

Unless otherwise indicated under “Special Payment Instructions,” please issue the certificates representing the Exchange Notes issued in exchange for the Original Notes accepted for exchange and return any Original Notes not tendered or not exchanged in the name(s) of the undersigned (or in either such event in the case of the Original Notes tendered through DTC, by credit to the undersigned’s account, at DTC). Similarly, unless otherwise indicated under “Special Delivery Instructions,” please send the certificates representing the Exchange Notes issued in exchange for the Original Notes accepted for exchange and any certificates for Original Notes not tendered or not exchanged (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned’s signature(s), unless, in either event, tender is being made through DTC. In the event that both “Special Payment Instructions” and “Special Delivery Instructions” are completed, please issue the certificates representing the Exchange Notes issued in exchange for the Original Notes accepted for exchange and return any Original Notes not tendered or not exchanged in the name(s) of, and send said certificates to, the person(s) so indicated. The Company has no obligation pursuant to the “Special Payment Instructions” and “Special Delivery Instructions” to transfer any Original Notes from the name of the registered Holder(s) thereof if the Company does not accept for exchange any of the Original Notes so tendered.

Holders of Original Notes who wish to tender their Original Notes and (i) whose Original Notes are not immediately available or (ii) who cannot deliver their Original Notes, this Letter of Transmittal or any other documents required hereby to the Exchange Agent, or cannot complete the procedure for book-entry transfer, prior to the Expiration Date, may tender their Original Notes according to the guaranteed delivery procedures set forth in the Prospectus under the caption “The Exchange Offer-Guaranteed Delivery Procedures.” See Instruction 1 regarding the completion of the Letter of Transmittal printed below.

PLEASE SIGN HERE WHETHER OR NOT
ORIGINAL NOTES ARE BEING PHYSICALLY TENDERED HEREBY

X	Date

X	Date
Signature(s) of Registered Holder(s)or Authorized Signatory

Area Code and Telephone Number

The above lines must be signed by the registered Holder(s) of Original Notes as their name(s) appear(s) on the Original Notes or, if the Original Notes are tendered by a participant in DTC, as such participant’s name appears on a security position listing as the owner of Original Notes, or by person(s) authorized to become registered Holder(s) by a properly completed bond power from the registered Holder(s), a copy of which must be transmitted with this Letter of Transmittal. If Original Notes to which this Letter of Transmittal relates are held of record by two or more joint Holders, then all such Holders must sign this Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person must (i) set forth his or her full title below and (ii) unless waived by the Company, submit evidence satisfactory to the Company of such person’s authority to act. See Instruction 4 regarding the completion of this Letter of Transmittal printed below.

Name:
(Please Print)

Capacity:

Address:
(Include Zip Code)
Signature(s) Guaranteed by an Eligible Institution:
  (If required by Instruction 4)

(Authorized Signature)

(Title)

(Name of Firm)

Dated:

INSTRUCTIONS
FORMING PART OF THE TERMS AND CONDITIONS
OF THE EXCHANGE OFFER

1. Delivery of this Letter of Transmittal and Original Notes; Guaranteed Delivery Procedures.  This Letter of Transmittal is to be completed by Holders, either if certificates are to be forwarded herewith or if tenders are to be made pursuant to the procedures for delivery by book-entry transfer set forth in “The Exchange Offer-Procedures for Tendering” section of the Prospectus. Certificates for all physically tendered Original Notes, or book-entry confirmation, as the case may be, as well as a properly completed and duly executed Letter of Transmittal (or manually signed facsimile hereof) and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at the address set forth herein on or prior to the Expiration Date, or the tendering holder must comply with the guaranteed delivery procedures set forth below. Original Notes tendered hereby must be in denominations of principal amount at maturity of $1,000 and any integral multiple thereof. YOU ARE RESPONSIBLE FOR THE DELIVERY OF THE ORIGINAL NOTES, THIS LETTER OF TRANSMITTAL AND ALL REQUIRED DOCUMENTS TO THE EXCHANGE AGENT. EXCEPT UNDER THE LIMITED CIRCUMSTANCES DESCRIBED BELOW, THE DELIVERY OF THESE DOCUMENTS WILL BE CONSIDERED TO HAVE BEEN MADE ONLY WHEN ACTUALLY RECEIVED OR CONFIRMED BY THE EXCHANGE AGENT. WHILE THE METHOD OF DELIVERY IS AT YOUR RISK AND CHOICE, THE COMPANY RECOMMENDS THAT YOU USE AN OVERNIGHT OR HAND DELIVERY SERVICE RATHER THAN REGULAR MAIL. YOU SHOULD SEND YOUR DOCUMENTS WELL BEFORE THE EXPIRATION DATE TO ENSURE RECEIPT BY THE EXCHANGE AGENT. YOU MAY REQUEST THAT YOUR BROKER, DEALER, COMMERCIAL BANK, TRUST COMPANY OR NOMINEE DELIVER YOUR ORIGINAL NOTES, THIS LETTER OF TRANSMITTAL AND ALL REQUIRED DOCUMENTS TO THE EXCHANGE AGENT. DO NOT SEND YOUR ORIGINAL NOTES TO THE COMPANY.

Holders whose certificates for Original Notes are not immediately available or who cannot deliver their certificates and all other required documents to the Exchange Agent on or prior to the Expiration Date, or who cannot complete the procedure for book-entry transfer on a timely basis, may tender their Original Notes pursuant to the guaranteed delivery procedures set forth in “The Exchange Offer-Guaranteed Delivery Procedures” section of the Prospectus. Pursuant to such procedures, (i) such tender must be made through an Eligible Institution (as defined in Instruction 4 below), (ii) prior to the Expiration Date, the Exchange Agent must receive from such Eligible Institution a properly completed and duly executed Letter of Transmittal (or facsimile thereof) and Notice of Guaranteed Delivery, substantially in the form provided by the Company (by facsimile transmission, mail or hand delivery), setting forth the name and address of the Holder and the amount of Original Notes tendered, stating that the tender is being made thereby and guaranteeing that within three New York Stock Exchange (“NYSE”) trading days after the date of execution of the Notice of Guaranteed Delivery, the certificates for all physically tendered Original Notes, or a book-entry confirmation, and any other documents required by this Letter of Transmittal will be deposited by the Eligible Institution with the Exchange Agent, and (iii) the certificates for all physically tendered Original Notes, in proper form for transfer, or book-entry confirmation, as the case may be, and all other documents required by this Letter of Transmittal, are received by the Exchange Agent within three NYSE trading days after the date of execution of the Notice of Guaranteed Delivery.

The method of delivery of this Letter of Transmittal, the Original Notes and all other required documents is at the election and risk of the tendering Holders, but the delivery will be deemed made only when actually received or confirmed by the Exchange Agent or deemed received under the ATOP procedures. If Original Notes are sent by mail, it is suggested that the mailing be made sufficiently in advance of the Expiration Date to permit the delivery to the Exchange Agent prior to 5:00 p.m. New York City time, on the Expiration Date. See “The Exchange Offer” section in the Prospectus.

2. Tender by Holder.  Only a Holder may tender such Original Notes in the Exchange Offer. Any beneficial holder of Original Notes who is not the registered Holder and who wishes to tender should arrange with the registered Holder to execute and deliver this Letter of Transmittal on his or her behalf or must, prior to completing and executing this Letter of Transmittal and delivering his or her Original Notes, either make appropriate arrangements to register ownership of the Original Notes in such holder’s name or obtain a properly completed bond power from the registered Holder.

3. Partial Tenders.  Tenders of Original Notes will be accepted only in integral multiples of $1,000. If less than the entire principal amount of any Original Notes is tendered, the tendering Holder should fill in the principal amount tendered in the fourth column of the box entitled “Description of 7 3/4% Senior Notes Due 2019 (Original Notes)” above.

The entire principal amount of Original Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of all Original Notes is not tendered, then Original Notes for the principal amount of Original Notes not tendered and a certificate or certificates representing Exchange Notes issued in exchange for any Original Notes accepted will be sent to the Holder at his or her registered address, unless a different address is provided in the appropriate box of this Letter of Transmittal promptly after the Original Notes are accepted for exchange.

4. Signatures on this Letter of Transmittal; Powers of Attorney and Endorsements; Guarantee of Signatures.  If this Letter of Transmittal is signed by the registered Holder of the Original Notes tendered hereby, the signature must correspond exactly with the name as written on the face of the certificates without any change whatsoever.

If any tendered Original Notes are owned of record by two or more joint Holders, all such Holders must sign this Letter of Transmittal.

If any tendered Original Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations of certificates.

When this Letter of Transmittal is signed by the registered Holder or Holders of the Original Notes specified herein and tendered hereby, no endorsements of certificates or separate powers of attorney are required. If, however, the Exchange Notes are to be issued, or any untendered Original Notes are to be reissued, to a person other than the registered Holder, then endorsements of any certificates transmitted hereby or separate powers of attorney are required. Signatures on such certificate(s) must be guaranteed by an Eligible Institution.

If this Letter of Transmittal is signed by a person other than the registered Holder or Holders of any certificate(s) specified herein, such certificate(s) must be endorsed or accompanied by appropriate powers of attorney, in either case signed exactly as the names of the registered Holder or Holders appear(s) on the certificate(s) and signatures on such certificate(s) must be guaranteed by an Eligible Institution.

If this Letter of Transmittal or any certificates or powers of attorney are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and unless waived by the Company, proper evidence satisfactory to the Company of their authority to so act must be submitted.

Endorsements on certificates for Original Notes or signatures on powers of attorney required by this Instruction 4 must be guaranteed by a firm which is a participant in a recognized signature guarantee medallion program (“Eligible Institutions”).

Signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution unless the Original Notes are tendered (i) by a registered Holder (which term, for purposes of the Exchange Offer, includes any participant in the book-entry transfer facility system whose name appears on a security position listing as the holder of such Original Notes) who has not completed the box entitled “Special Payment Instructions” or “Special Delivery Instructions” on this Letter of Transmittal, or (ii) for the account of an Eligible Institution.

5. Special Payment And Delivery Instructions.  Tendering Holders should indicate, in the applicable box or boxes, the name and address to which Exchange Notes or substitute Original Notes for principal amounts not tendered or not accepted for exchange are to be issued or sent, if different from the name and address of the person signing this Letter of Transmittal (or in the case of tender of Original Notes through DTC, if different from DTC). In the case of issuance in a different name, the taxpayer identification number or social security number of the person named must also be indicated. Holders tendering Original Notes by book-entry transfer may request that Original Notes not exchanged be credited to such account maintained at the book-entry transfer facility as such Holder may designate hereon. If no such instructions are given, such Original Notes not exchanged will be returned to the name and address of the person signing this Letter of Transmittal.

6. Tax Identification Number.  Federal income tax law requires that a Holder whose tendered Original Notes are accepted for exchange must provide the Company (as payer) with his, her or its correct Taxpayer Identification Number (“TIN”), which, in the case of an exchanging Holder who is an individual, is his or her social security number. If the Company is not provided with the correct TIN or an adequate basis for exemption, such Holder may be subject to a penalty imposed by the Internal Revenue Service (the “IRS”), and payments made with respect to Original Notes purchased pursuant to the Exchange Offer may be subject to backup withholding at a 28% rate. If withholding results in an overpayment of taxes, a refund may be obtained. Exempt Holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. See the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.”

To prevent backup withholding, each exchanging Holder must provide his, her or its correct TIN by completing the Substitute Form W-9 enclosed herewith, certifying that the TIN provided is correct (or that such Holder is awaiting a TIN) and that (i) the Holder is exempt from backup withholding, (ii) the Holder has not been notified by the IRS that he, she or it is subject to backup withholding as a result of a failure to report all interest or dividends, or (iii) the IRS has notified the Holder that he, she or it is no longer subject to backup withholding. In order to satisfy the Exchange Agent that a foreign individual qualifies as an exempt recipient, such Holder must submit a statement signed under penalty of perjury attesting to such exempt status. Such statements may be obtained from the Exchange Agent. If the Original Notes are in more than one name or are not in the name of the actual Holder, consult the Substitute Form W-9 for information on which TIN to report. If you do not provide your TIN to the Company within 60 days, backup withholding will begin and continue until you furnish your TIN to the Company.

7. Transfer Taxes.  The Company will pay all transfer taxes, if any, applicable to the exchange of Original Notes pursuant to the Exchange Offer. If, however, certificates representing Exchange Notes or Original Notes for principal amounts not tendered or accepted for exchange are to be delivered to, or are to be registered or issued in the name of, any person other than the registered Holder of the Original Notes tendered hereby, or if tendered Original Notes are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the exchange of Original Notes pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered Holder or on any other persons) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering Holder.

Except as provided in this Instruction 7, it will not be necessary for transfer tax stamps to be affixed to the Original Notes listed in this letter.

8. Waiver of Conditions.  The Company reserves the absolute right to amend, waive or modify specified conditions in the Exchange Offer in the case of any Original Notes tendered.

9. No Conditional Transfers.  No alternative, conditional, irregular or contingent tenders will be accepted. All tendering Holders of Original Notes, by execution of this Letter of Transmittal or by tendering Original Notes via ATOP, shall waive any right to receive notice of the acceptance of their Original Notes for exchange.

Neither the Company, the Exchange Agent nor any other person is obligated to give notice of any defect or irregularity with respect to any tender of Original Notes nor shall any of them incur any liability for failure to give any such notice.

10. Mutilated, Lost, Stolen or Destroyed Original Notes.  Any tendering Holder whose Original Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated herein for further instructions.

11. Requests for Assistance or Additional Copies.  Questions and requests for assistance and requests for additional copies of the Prospectus, this Letter of Transmittal and the Notice of Guaranteed Delivery may be directed to the Exchange Agent at the address specified herein.

(Do Not Write in The Space Below)

Certificate Surrendered	Original Notes Tendered	Original Notes Accepted

Delivery Prepared By:
Checked By:
Date:

PAYER’S NAME: GREIF, INC.

Name (if joint names, list first and circle the name of the person or entity whose number you enter in Part I below. See instructions if your name has changed.)

Address

City, State and ZIP Code

List account number(s) here (optional)

SUBSTITUTE FORM W-9	Part 1 — PLEASE PROVIDE YOUR TAXPAYER IDENTIFICATION OR TIN NUMBER (“TIN”) IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW.	Social security number or TIN

Department of the Treasury Internal Revenue Service Payer’s Request for Taxpayer Identification Number (TIN)	Part 2 — Check the box if you are NOT subject to backup withholding under the provisions of section 340(a)(1)(C) of the Internal Revenue Code because (1) you have not been notified that you are subject to backup withholding as a result of failure to report all interest or dividends or (2) the Internal Revenue Service has notified you that you are no longer subject to backup withholding.	Part 3 — Awaiting TIN ☐

CERTIFICATION — UNDER THE PENALTIES OF PERJURY, I CERTIFY THAT THE INFORMATION PROVIDED ON THIS FORM IS TRUE, CORRECT AND COMPLETE.

	SIGNATURE	DATE

NOTE:	FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 28% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.